UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2008

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road
Wakefield, Massachusetts 01880
(Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement

On November 14, 2008, Implant Sciences Corporation (the “Company”) and its wholly owned subsidiary C Acquisition Corp. (which operates under the name Core Systems) entered into a definitive agreement to sell substantially all of Core Systems’ assets for a purchase price of $3,000,000 plus the assumption of certain liabilities. The buyer, an entity newly formed by Core Systems’ general manager and certain other investors (the “Buyer”), made a down payment of $250,000 prior to the execution of the definitive agreement. The balance of the purchase price will be paid at the closing by delivery of $1,250,000 in cash and the Buyer’s promissory note in the amount of $1,500,000. The promissory note will require the Buyer to pay $500,000 on or before December 24, 2008, and the remaining principal balance, together with accrued interest, in equal monthly installments over a period of 60 months commencing on February 1, 2009. The note will be secured by a security interest in all of the Buyer’s assets.

The asset purchase agreement contains customary representations, warranties, covenants and conditions to closing, including representations, warranties and covenants of the Company. In addition, the Buyer’s obligation to complete the transaction is subject to the consent of the Company’s lenders. The transaction is expected to close by November 21, 2008. There can be no assurance, however, that the transaction will be completed. In the event that the agreement is terminated by the Company or by the Buyer prior to the closing, the Company will be required to return to the Buyer the $250,000 down payment, without interest.

The foregoing descriptions of the asset purchase agreement, of the proposed forms of the Buyer’s promissory note and security agreement, and of the transactions contemplated by the agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the asset purchase agreement, promissory note and security agreement, which are filed as Exhibits 2.1, 10.1 and 10.2 hereto, respectively, and incorporated herein by this reference.

Item 7.01                      Regulation FD Disclosure

On November 14, 2008, the Company issued a press release announcing the execution of the asset purchase agreement referred to in Item 1.01 of this Current Report. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01                      Exhibits

2.1
Asset Purchase Agreement by and among Core Systems Incorporated, C Acquisition Corp. and Implant Sciences Corporation, dated November 14, 2008. Except as set forth in this Item 9.01, schedules and exhibits to the agreement (each of which are identified in the agreement) are omitted in reliance on Rule 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish such schedules and exhibits to the Commission supplementally upon request.

10.1	Form of $1,500,000 promissory note, to be executed by Core Systems Incorporated and delivered to C Acquisition Corp.

10.2	Form of Security Agreement, to be executed by Core Systems Incorporated and C Acquisition Corp.

99.1	Press release issued by Implant Sciences Corporation, dated November 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:/s/ Phillip C. Thomas
Phillip C. Thomas
President and Chief Executive Officer

Date: November 19, 2008

EXHIBIT INDEX

Exhibit No.                        Description

2.1
Asset Purchase Agreement by and among Core Systems Incorporated, C Acquisition Corp. and Implant Sciences Corporation, dated November 14, 2008. Except as set forth in this Item 9.01, schedules and exhibits to the agreement (each of which are identified in the agreement) are omitted in reliance on Rule 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish such schedules and exhibits to the Commission supplementally upon request.

10.1	Form of $1,500,000 promissory note, to be executed by Core Systems Incorporated and delivered to C Acquisition Corp.

10.2	Form of Security Agreement, to be executed by Core Systems Incorporated and C Acquisition Corp.

99.1	Press release issued by Implant Sciences Corporation, dated November 14, 2008.